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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 16,1997



                                 IMN FINANCIAL CORP.
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                (Exact name of registrant as specified in its charter)


         Delaware                      0-28666                       11-2558192
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(State or Other Jurisdiction           (Commission                (IRS Employer
     of Incorporation)                 File Number)              Identification
                                                                         Number)

           520 Broad Hollow Road, Melville, New York                 11756
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          (Address of Principal Executive Offices)               (Zip Code)

          Registrant's telephone number, including area code: (516) 844-9805


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            (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On September 16, 1997, IMN Financial Corp. (the "Registrant") appointed the accounting firm of Werblin, Casuccio & Moses, PC of Syosset, New York as independent accountants for fiscal 1997 to replace Thomas P. Monahan of Paterson, New Jersey, effective with such appointment. The Registrant's Board of Directors approved the recommendation of the Registrant's audit committee.

         (b) During the two most recent fiscal years and interim period subsequent to September 30, 1996, there have been no disagreements with Thomas
P. Monahan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any other reportable events.

         (c) Thomas P. Monahan's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         (d) The Registrant has provided Thomas P. Monahan with a copy of this disclosure and has requested that Thomas P. Monahan furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of Thomas P. Monahan's letter to the SEC, dated September 17,1997, is filed as Exhibit 1 to the Form 8-K.)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Exhibits

              Letter from Thomas P. Monahan to the SEC, dated September 17,
              1997

ITEM 8.  CHANGE IN FISCAL YEAR

         As of September 16, 1997, the Registrant elects to change its fiscal year end from September 3, to December 31. The transition report will be filed on Form 10-Q for the quarter ended December 31, 1996.





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                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  IMN FINANCIAL CORP.
                                            (Registrant)



                                  By:/s/ Edward Capuano,
                                     -----------------------------------
                                       Edward Capuano,
                                       President and Principal
                                       Executive Officer and
                                       Principal Financial Officer



Dated:   September 19, 1997






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